                                                                  EXHIBIT (d)(2)

                   Auction Market Preferred Stock, Series A

     NUMBER 1                                               SHARES

                      MUNIHOLDINGS INSURED FUND IV, INC.

INCORPORATED UNDER THE LAWS                             SEE REVERSE FOR
OF THE STATE OF MARYLAND                                CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY        CUSIP

THIS CERTIFIES THAT

                         CEDE & CO.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, SERIES A, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                  MUNIHOLDINGS INSURED FUND IV, INC.

TRANSFERABLE ON THE BOOKS OF SAID CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

IN WITNESS WHEREOF, MUNIHOLDINGS INSURED FUND IV, INC. HAS CAUSED ITS CORPORATE SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:          , 1999

Countersigned and Registered:
                                                --------------------------
IBJ WHITEHALL BANK & TRUST COMPANY
(New York)     Transfer Agent

By:
   --------------------------                   --------------------------
     Authorized Signature

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK, SERIES A, REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                       MUNIHOLDINGS INSURED FUND IV, INC.

     The Corporation has the authority to issue stock of more than one class. A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common            UNIF GIFT MIN ACT--_________ Custodian_________
TEN ENT--as tenants by the entireties                         (Cust)            (Minor)
JT TEN-- as joint tenants with right          under Uniform Gifts to Minors Act_________         of survivorship and not as tenants
                                       (State)
     in common
                                              Additional abbreviations also may be used though not in the above list.

For value received, _______________________ hereby sell, assign and transfer unto

Please insert social securities or other identifying number of assignee
[                                                                  ]
[                                                                  ]

-------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:________________________

                          -----------------------------------------------------

          NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.

                   Auction Market Preferred Stock, Series B

NUMBER 1                                                              SHARES

                      MUNIHOLDINGS INSURED FUND IV, INC.

INCORPORATED UNDER THE LAWS                           SEE REVERSE FOR
OF THE STATE OF MARYLAND                              CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY      CUSIP #
62625D 20 5

THIS CERTIFIES THAT

                         CEDE & CO.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, SERIES B, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                  MUNIHOLDINGS INSURED FUND IV, INC.

TRANSFERABLE ON THE BOOKS OF SAID CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

IN WITNESS WHEREOF, MUNIHOLDINGS INSURED FUND IV, INC. HAS CAUSED ITS CORPORATE SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:         , 1999

Countersigned and Registered:
                                                    ------------------------
IBJ WHITEHALL BANK & TRUST COMPANY
(New York)     Transfer Agent

By:
   -------------------------------                  ------------------------
     Authorized Signature

     THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK, SERIES B, REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                      MUNIHOLDINGS INSURED FUND IV, INC.

      The Corporation has the authority to issue stock of more than one class. A full statement of the designations and any preferences, conversion and other ights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each lass and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the oard of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common            UNIF GIFT MIN ACT--________ Custodian_________
TEN ENT--as tenants by the entireties                        (Cust)           (Minor)
JT TEN-- as joint tenants with right           under Uniform Gifts to Minors Act_________         of survivorship and not as tenants
                                     (State)
     in common
                                            Additional abbreviations also may be used though not in the above list.

For value received, _______________________ hereby sell, assign and transfer unto

Please insert social securities or other identifying number of assignee
[                                                               ]
[                                                               ]

-------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:________________________


                   ------------------------------------------------------------
          NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.